Investments in Associates and Joint Ventures - Summary of Investments in Associates and Joint Ventures at an Aggregate Level (Detail) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Investments In Associates And Joint Ventures [abstract]
Amount of investments in associates	$ 326	$ 212	$ 142
Amount of investments in joint ventures	1,284	1,748	1,534
Total investments	$ 1,610	$ 1,960	$ 1,676	$ 1,905